================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                           Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                February 29, 2000
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================
GEORGIA TAX-FREE BOND FUND
--------------------------
     * Higher interest rates hurt returns for municipal bond investors over the past 12 months.
     * Our defensive moves during much of 1999 cushioned but could not overcome the impact of higher rates on the portfolio.
     * Although total returns were negative, the fund outperformed the average Georgia bond fund for both the 6- and 12-month periods.
     * Late in 1999 and early in 2000 we moved to lock in higher long-term yields.
     * With municipal interest rates at their highest levels since 1995, the tax-exempt market appears attractive relative to taxable alternatives.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     The Federal Reserve's efforts to slow the economy to head off inflationary pressures took a toll on bond funds over the past year. Total returns could not withstand a roaring national economy and the Fed's four interest rate hikes. Most long-term funds, including the Georgia Tax-Free Bond Fund, posted weak or negative returns during the past 6- and 12-month periods, although the tone of the market began to improve early this year.

MARKET ENVIRONMENT
------------------

*******************************************************************************
                             GEORGIA BOND YIELD INDEX
                             ------------------------

                             2/28/99            5.07
                                                5.1
                                                5.1
                             5/31               5.21
                                                5.44
                                                5.49
                             8/31               5.67
                                                5.87
                                                6.06
                             11/30              5.94
                                                6.14
                                                6.19
                             2/29/00            6.08


                        Source: T. Rowe Price Associates.

*******************************************************************************

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports and by increased government spending made possible by soaring tax receipts. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

*****************************
One Factor that aided
municipals in 1999 was
the relatively light
supply of new
issues . . .
*****************************

     Interest rates, and municipal bond yields, trended upward in response to the Fed's hikes in key short-term rates. After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half as lower-quality tax-exempt securities, in particular, did poorly. Year-end was particularly challenging for municipal bond funds due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result of these factors. One factor that aided municipals in 1999 was the relatively light supply of new issues, which was down 21% from the previous year.

     The fund's fiscal year ended on a positive note, however, as prices climbed and long-term municipal yields fell in February along with longer-term Treasury yields. The rally in bond prices began when the Treasury announced its intention to repurchase Treasury bonds. The proposal sent shock waves through the bond market as investors scrambled to discer n which maturities would be affected most and searched for alternative securities. The Treasury's buyback program led to an inversion of the yield curve, as 30-year Treasury yields dropped below two-year yields. The municipal yield curve, however, maintained a positive slope, although it is flatter than it was last year when the difference between short- and long-term yields was greater.

     Georgia's economy entered 2000 with strong momentum. The state's employment base continued to expand, registering a 3.4% increase compared to the national rate of 2.1%. Much of the growth was in the technology and financial services sectors, a sign that Georgia has become a home for New Economy industries. The state has also pooled the resources of regional research universities to provide a well-trained and focused work force to sustain the area's thriving growth rates. Georgia's growth is expected to outperform the nation's thanks to its labor force investments, good geography, access to export markets, and business-friendly environment.

     Fueled by the promise of good jobs, the Atlanta area especially has seen a tremendous increase in new residents. Henry and Forsyth counties were among the five fastest-growing counties in the nation in 1999. This growth has not, however, been without costs, as the strain of urban pollution, water concerns, and traffic congestion threaten the unparalleled expansion. Additionally, the state must contend with slower growth in rural regions, where manufacturing industries have contracted and the labor force tends to be less skilled.

     In keeping with its AAA rating, Georgia continues to manage its finances responsibly. Revenue growth was strong again in 1999, and the state was able to increase its reserves to their highest levels ever. It is worth noting that Georgia is heavily dependent on the sales tax, thus making it vulnerable to revenue decreases if Internet commerce continues to expand at a dizzying rate. Although we do not think that this is a major threat at this point, we will monitor the trend closely.

     State bond issuance decreased 7% in 1999, due in part to rising interest rates and to efforts by state officials to cap debt at "affordable" levels. Issuance in 2000 is likely to remain at last year's level but to drop in the next few years. New issues expected in 2000 will include financing for Atlanta's Hartsfield Airport to continue its ongoing expansion as well as for many Atlanta-area school districts, which are struggling to keep up with growing enrollments.

PERFORMANCE AND STRATEGY REVIEW
-------------------------------

*********************************************************************
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months     12 Months
    ---------------------         --------     ---------
    Georgia Tax-Free Bond Fund     -0.42%        -3.46%
    Lipper Georgia Municipal
    Debt Funds Average             -0.99         -4.31
*********************************************************************

     The pressure on fixed income markets over the past year did not spare the Georgia municipal market or your fund. Income returns were steady while principal was down for both the 6- and 12-month periods. For the past six months, income of $0.25 per share offset most of the price decline of $0.30, and the fund's 5.08% 12-month annualized dividend yield offered an attractive 7.94% taxable equivalent yield to investors in the 36% federal tax bracket. Although total returns for both periods were negative, our more defensive structure and low fees helped us surpass the fund's peer group averages.

     In the first half of 1999, we shifted the fund to a more conservative posture as interest rate pressures mounted on the municipal market. We maintained this position for much of the period in an effort to cushion the effect of higher interest rates. In particular, we shortened average maturity (generally, shorter maturity bonds have less principal volatil ity than longer bonds), and we directed purchases more to the 10- to 20-year maturity range while selling longer, more interest rate-sensitive bonds. This mitigated the decline in share value, as the longest maturity bonds had a particularly difficult year. As interest rates rose late in 1999 and in the first two months of 2000, we shifted the fund modestly longer to lock in the higher yields available.

*****************************
As interest rates
rose . . . we
shifted the fund
modestly longer to
lock in the higher
yields available.
*****************************

     Market movements did not dictate all moves. As a caution against Y2K-oriented selling, we maintained a higher level of cash reserves in the closing months of 1999. While the rollover to the new year occurred with little noticeable effect on financial markets or the economy, the higher levels of cash reduced the fund's interest rate exposure during a difficult fourth quarter 1999 and early 2000.

     We shifted some credit sector allocations with mixed results. We maintained a low exposure to hospitals, a particularly weak performer in the past year, and we added to the high-yield sector as yields rose considerably in these securities. While high-yield (lower-quality) bonds also performed poorly in the past year, we expect the incremental yield they provide to reward investors over the longer term. Finally, our prior addi tions of industrial revenue bonds performed poorly, especially the corporate-b acked issues of paper companies Fort James, Georgia Pacific, and Union Camp. Nevertheless, we believe that their yields have adjusted to levels that make these securities attractive despite weaker short-term results.

OUTLOOK
-------

     A retrospective look at 1999 reveals a trying time for municipal investors, especially in light of another year of sizzling equity performance. Yet, as we look forward to the remainder of 2000, we believe there is cause for optimism in the municipal market. Municipal interest rates are at their highest levels since 1995, and when compared historically to various taxable alternatives, the municipal market appears attractive.

     The Federal Reserve has made it clear that it will raise short-term rates until the economy slows, but multiple moves are anticipated by the market and have been factored into current valuations. If equity markets stumble, as some say the Federal Reserve would like, demand for the less volatile returns available from the fixed income market should increase, giving municipal returns a boost.

     We thank you for your perseverance through this past year and assure you that we are doing everything we can to increase our tax-free dividend. Although there is no guarantee that the seas won't continue to be stormy, we can promise a steady hand as we navigate these waters. We are cautiously optimistic that current market conditions offer an opportunity to lock in higher yields, and we will diligently and prudently scrutinize the Georgia municipal market for such opportunities.

Respectfully submitted,

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
March 22, 2000

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
  Key statistics
                                              8/31/99      2/29/00
--------------------------------------------------------------------
  Price Per Share                             $ 10.45     $ 10.15
--------------------------------------------------------------------
  Dividends Per Share
--------------------------------------------------------------------
     For 6 months                                0.25        0.25
--------------------------------------------------------------------
     For 12 months                               0.50        0.50
--------------------------------------------------------------------
  Dividend Yield *
--------------------------------------------------------------------
     For 6 months                                4.76%       5.08%
--------------------------------------------------------------------
     For 12 months                               4.88        5.05
--------------------------------------------------------------------
  30-Day Standardized Yield                      4.61        5.11
--------------------------------------------------------------------
  Weighted Average Maturity (years)             15.3        16.1
--------------------------------------------------------------------
  Weighted Average Effective Duration (years)    7.8         8.4
--------------------------------------------------------------------
  Weighted Average Quality **                     AA-         AA-
--------------------------------------------------------------------
     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                         Percent of   Percent of
                                         Net Assets   Net Assets
                                            8/31/99      2/29/00
----------------------------------------------------------------------
  General Obligation - Local                    14%         15%
----------------------------------------------------------------------
  Prerefunded Bonds                             12          13
----------------------------------------------------------------------
  Water and Sewer Revenue                       11          10
----------------------------------------------------------------------
  Nuclear Revenue                               17           9
----------------------------------------------------------------------
  Industrial and Pollution Control Revenue       8           8
----------------------------------------------------------------------
  Housing Finance Revenue                        8           8
----------------------------------------------------------------------
  Escrowed to Maturity                           5           6
----------------------------------------------------------------------
  Educational Revenue                            3           6
----------------------------------------------------------------------
  Life Care/Nursing Home Revenue                 4           5
----------------------------------------------------------------------
  General Obligation - State                     4           5
----------------------------------------------------------------------
  Dedicated Tax Revenue                          3           4
----------------------------------------------------------------------
  Miscellaneous Revenue                          2           3
----------------------------------------------------------------------
  Air and Sea Transportation Revenue             2           2
----------------------------------------------------------------------
  Hospital Revenue                               3           2
----------------------------------------------------------------------
  All Other                                      3           1
----------------------------------------------------------------------
  Other Assets Less Liabilities                  1           3
----------------------------------------------------------------------
  Total                                        100%        100%

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

          Lehman Municipal   Lipper Georgia Municipal
                Bond           Debt Funds Average         Georgia Tax-Free
3/31/93        10000                 10000                     10000
2/94           10666                 10727                     10845
2/95           10867                 10824                     10999
2/96           12068                 11896                     12167
2/97           12732                 12468                     12793
2/98           13896                 13598                     14034
2/99           14751                 14281                     14838
2/00           14444                 13660                     14325


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 2/29/00           1 Year   3 Years  5 Years  Inception       Date
---------------------           ------   -------  -------  ---------       ----
Georgia Tax-Free Bond Fund      -3.46%     3.84%    5.43%      5.33%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                             Year
                            Ended
                          2/29/00   2/28/99  2/28/98    2/28/97   2/29/96
NET ASSET VALUE
Beginning of period       $ 11.03  $  10.92  $ 10.44  $   10.44  $   9.93
----------------------------------------------------------------------------
Investment activities
  Net investment income
      (loss)                 0.50*     0.50*    0.51*      0.52*     0.52*
  Net realized and
  unrealized gain (loss)    (0.88)     0.11     0.48          -      0.51
----------------------------------------------------------------------------
  Total from
  investment activities     (0.38)     0.61     0.99       0.52      1.03
----------------------------------------------------------------------------
Distributions
  Net investment income     (0.50)    (0.50)   (0.51)     (0.52)    (0.52)
----------------------------------------------------------------------------
NET ASSET VALUE
End of period             $ 10.15  $  11.03  $ 10.92  $   10.44  $  10.44

Ratios/Supplemental=Data====================================================
Total return**              (3.46%)*   5.73%*   9.70%*     5.15%*   10.62%*
----------------------------------------------------------------------------
Ratio of total expenses to
average net assets           0.65%*    0.65%*   0.65%*     0.65%*    0.65%*
----------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                   4.78%*    4.59%*   4.79%*     5.01%*    5.09%*
----------------------------------------------------------------------------
Portfolio turnover rate     48.5%     19.9%    49.0%      71.1%     71.5%
----------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $57,380  $ 62,037  $49,455  $  38,726  $ 32,500
----------------------------------------------------------------------------
     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/01.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------                      February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                              Par         Value
                                                                In thousands
GEORGIA  93.2%
Albany Dougherty Payroll Dev. Auth., Solid Waste Disposal
          5.20%, 5/15/28 *                                    $1,000   $    862
--------------------------------------------------------------------------------
Americus and Sumter County Hosp. Auth., Magnolia Manor
          6.25%, 5/15/19                                       1,000        860
--------------------------------------------------------------------------------
Athens-Clarke Residential Care Fac. Auth.
     Wesley Woods of Athens
          5.30%, 10/1/01                                         500        495
--------------------------------------------------------------------------------
          6.375%, 10/1/27                                        600        519
--------------------------------------------------------------------------------
Atlanta Airport Fac.
          Zero Coupon, 1/1/10 (MBIA Insured) *                 1,285        710
--------------------------------------------------------------------------------
          6.50%, 1/1/13 (FGIC Insured) *                         500        515
--------------------------------------------------------------------------------
Atlanta Special Purpose Fac., Delta Airlines, 7.90%, 12/1/18 *   450        458
--------------------------------------------------------------------------------
Brunswick and Glynn County Dev., Georgia-Pacific
          5.55%, 3/1/26 *                                      1,000        837
--------------------------------------------------------------------------------
Burke County Dev. Auth., PCR
     Georgia Power, VRDN (Currently 3.80%)                       100        100
--------------------------------------------------------------------------------
     Oglethorpe Power
          7.80%, 1/1/08 (MBIA Insured)
          (Prerefunded 1/1/03+)                                  560        618
--------------------------------------------------------------------------------
     Power Plant Vogtle, 5.40%, 5/1/34                         1,500      1,289
--------------------------------------------------------------------------------
Cartersville Dev. Auth., PCR, Anheuser Busch, 6.75%, 2/1/12 *  1,000      1,049
--------------------------------------------------------------------------------
Chatham County School Dist.
          6.25%, 8/1/16 (Prerefunded 8/1/03+)                    625        662
--------------------------------------------------------------------------------
          6.75%, 8/1/18 (MBIA Insured)
          (Prerefunded 8/1/03+)                                  750        808
--------------------------------------------------------------------------------
Cherokee County Water and Sewage Auth.
          5.50%, 8/1/23 (MBIA Insured)                         1,000        950
--------------------------------------------------------------------------------
Cobb - Marietta Coliseum and Exhibit Hall Auth.
          5.625%, 10/1/26 (MBIA Insured)                       1,000        963
--------------------------------------------------------------------------------
Columbia County, Courthouse/Detention Center, GO
          5.625%, 2/1/20                                       1,250      1,196
--------------------------------------------------------------------------------

Coweta County Residential Care Fac. Auth.
     Wesley Woods of Newnan-Peachtree City
          8.25%, 10/1/26                                         500        534
--------------------------------------------------------------------------------
DeKalb County Dev. Auth., Emory Univ., 6.00%, 10/1/14         $  550   $    562
--------------------------------------------------------------------------------
DeKalb County Housing Auth., Clairmont Crest
          VRDN (Currently 3.90%) (FNMA Guaranteed)               800        800
--------------------------------------------------------------------------------
Effingham County Dev. Auth., Fort James, 5.625%, 7/1/18 *        600        521
--------------------------------------------------------------------------------
Forsyth County School Dist., GO, 6.00%, 2/1/16                   750        770
--------------------------------------------------------------------------------
Fulton County
          6.375%, 1/1/14 (FGIC Insured)                           20         22
--------------------------------------------------------------------------------
          6.375%, 1/1/14 (FGIC Insured)
          (Escrowed to Maturity)                               1,390      1,502
--------------------------------------------------------------------------------
Fulton County Dev. Auth., PCR, Special Fac., Delta Airlines
          6.95%, 11/1/12                                         500        509
--------------------------------------------------------------------------------
Fulton County Fac. Corp., GO, COP, Public Purpose
          5.50%, 11/1/18 (AMBAC Insured)                       1,000        957
--------------------------------------------------------------------------------
Fulton County Housing Auth., Single Family
          6.55%, 3/1/18 (GNMA Guaranteed) *                      120        122
--------------------------------------------------------------------------------
Fulton County Residential Care Fac. for the Elderly
     Canterbury Court, 6.30%, 10/1/24                            500        447
--------------------------------------------------------------------------------
Fulton County School Dist., GO, 6.375%, 5/1/17                   830        894
--------------------------------------------------------------------------------
Fulton County Water and Sewage
          4.75%, 1/1/28 (FGIC Insured)                         1,000        808
--------------------------------------------------------------------------------
          6.25%, 1/1/09 (FGIC Insured)                         1,000      1,070
--------------------------------------------------------------------------------
Gainesville Water and Sewage, 6.00%, 11/15/12 (FGIC Insured)   1,000      1,055
--------------------------------------------------------------------------------
Georgia, GO
          6.25%, 4/1/14                                        1,000      1,080
--------------------------------------------------------------------------------
          6.50%, 4/1/09                                          550        601
--------------------------------------------------------------------------------

Georgia Housing and Fin. Auth.
     Home Ownership, 6.60%, 6/1/25 *                             225        229
--------------------------------------------------------------------------------
     Single Family Mortgage
          5.80%, 12/1/26 *                                     1,000        941
--------------------------------------------------------------------------------
          6.05%, 12/1/16 *                                       500        497
--------------------------------------------------------------------------------
          6.125%, 12/1/15                                        420        422
--------------------------------------------------------------------------------
          6.25%, 12/1/28 *                                       500        503
--------------------------------------------------------------------------------
          6.50%, 12/1/17 (FHA Guaranteed) *                    1,000      1,015
--------------------------------------------------------------------------------
Georgia Municipal Gas Auth.
      Southern Storage Gas, 6.00%, 7/1/04                        500        517
--------------------------------------------------------------------------------
Georgia Private Colleges & Univ. Auth., Emory Univ.
          5.50%, 11/1/25                                       1,250      1,159
--------------------------------------------------------------------------------
Gwinnett County Water and Sewer Auth., GO, 5.25%, 8/1/18      $  500   $    468
--------------------------------------------------------------------------------
Hall County School Dist.
          6.30%, 12/1/07 (AMBAC Insured)
          (Prerefunded 12/1/04+)                               1,000      1,072
--------------------------------------------------------------------------------
Henry County School Dist., GO
          6.00%, 8/1/14 (MBIA Insured)                           330        337
--------------------------------------------------------------------------------
Jackson County School Dist.
          6.00%, 7/1/14 (MBIA Insured)
          (Prerefunded 7/1/04+)                                1,000      1,057
--------------------------------------------------------------------------------
Macon Water Auth., 5.25%, 10/1/16                                500        470
--------------------------------------------------------------------------------
Medical Center Hosp. Auth., Columbus Regional
     Healthcare Systems
          5.50%, 8/1/25 (MBIA Insured)                         1,000        911
--------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transit Auth.
     Sales Tax
          5.50%, 7/1/17 (MBIA Insured)                         1,000        969
--------------------------------------------------------------------------------
          6.90%, 7/1/20 (MBIA Insured)
          (Prerefunded 7/1/04+)                                1,325      1,447
--------------------------------------------------------------------------------
          7.00%, 7/1/11 (Escrowed to Maturity)                 1,335      1,505
--------------------------------------------------------------------------------
          7.00%, 7/1/11 (MBIA Insured)
          (Escrowed to Maturity)                                 635        716
--------------------------------------------------------------------------------
Milledgeville, Water and Sewer, 6.00%, 12/1/21 (FSA Insured)     500        509
--------------------------------------------------------------------------------

Municipal Electric Auth. of Georgia
          Zero Coupon, 1/1/09                                  1,010        588
--------------------------------------------------------------------------------
          5.70%, 1/1/19 (MBIA Insured)                           300        296
--------------------------------------------------------------------------------
          6.50%, 1/1/12                                          520        559
--------------------------------------------------------------------------------
          6.60%, 1/1/18                                        1,035      1,117
--------------------------------------------------------------------------------
          7.25%, 1/1/24 (AMBAC Insured)                        1,000      1,167
--------------------------------------------------------------------------------
Newton County Hosp. Auth., GO, Newton Health Systems
          6.00%, 2/1/20 (AMBAC Insured)                        1,000        995
--------------------------------------------------------------------------------
Paulding County
     School Dist., GO, 6.00%, 2/1/13 (MBIA Insured)            1,000      1,051
--------------------------------------------------------------------------------
     Water and Sewer, 6.00%, 12/1/13 (MBIA Insured)            1,000      1,051
--------------------------------------------------------------------------------
Peach County School Dist., GO
          6.40%, 2/1/19 (MBIA Insured)
          (Prerefunded 2/1/05+)                                  500        537
--------------------------------------------------------------------------------
Private Colleges and Univ. Auth.
     Agnes Scott College, 4.75%, 6/1/28 (MBIA Insured)        $  750   $    605
--------------------------------------------------------------------------------
     Mercer Univ., 5.375%, 10/1/29                             1,000        861
--------------------------------------------------------------------------------
Putnam County Dev. Auth., PCR, Georgia Power Plant
          VRDN (Currently 3.85%)                                 200        200
--------------------------------------------------------------------------------
Rockdale County, Public Purpose, COP
          5.625%, 7/1/20 (AMBAC Insured)                         250        239
--------------------------------------------------------------------------------
Rockdale County Dev. Auth., Solid Waste Disposal, Visy Paper
          7.40%, 1/1/16 *                                        460        468
--------------------------------------------------------------------------------
Rockdale County School Dist., GO, 6.50%, 1/1/09                1,000      1,069
--------------------------------------------------------------------------------
Rockdale County Water and Sewer Auth., GO
          5.625%, 7/1/22 (MBIA Insured)                          750        719
--------------------------------------------------------------------------------
Savannah Economic Dev. Auth.
     College of Art & Design, 6.80%, 10/1/19                     500        491
--------------------------------------------------------------------------------
     Union Camp, 6.15%, 3/1/17                                   500        504
--------------------------------------------------------------------------------
Smyrna Downtown Dev. Auth.
          6.70%, 2/1/20 (MBIA Insured)
          (Prerefunded 2/1/05+)                                1,000      1,088
--------------------------------------------------------------------------------
Total Georgia (Cost  $54,280)                                            53,494
--------------------------------------------------------------------------------

PUERTO=RICO==3.5%===============================================================
Puerto Rico Commonwealth, Highway and Transportation Auth.
          6.625%, 7/1/12 (FSA Insured)                         1,000      1,050
--------------------------------------------------------------------------------
Puerto Rico Municipal Fin. Agency, GO
          5.50%, 7/1/21 (FSA Insured)                          1,000        955
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $2,039)                                          2,005

 96.7% of Net Assets (Cost  $56,319)                                 $   55,499

 Other Assets Less Liabilities                                            1,881

 NET ASSETS                                                          $   57,380

 Net Assets Consist of:
 Accumulated net investment income - net of distributions            $        1
 Accumulated net realized gain/loss - net of distributions               (1,243)
 Net unrealized gain (loss)                                                (820)
 Paid-in-capital applicable to 5,652,874 no par value
   shares of beneficial interest outstanding; unlimited
     number of shares authorized                                         59,442

 NET ASSETS                                                          $   57,380
 NET ASSET VALUE PER SHARE                                           $    10.15

      *  Interest subject to alternative minimum tax
      +  Used in determining portfolio maturity
  AMBAC  AMBAC Indemnity Corp.
    COP  Certificates of Participation
   FGIC  Financial Guaranty Insurance Company
    FHA  Federal Housing Authority
   FNMA  Federal National Mortgage Association
    FSA  Financial Security Assurance Corp.
   GNMA  Government National Mortgage Association
     GO  General Obligation
   MBIA  Municipal Bond Investors Assurance Corp.
    PCR  Pollution Control Revenue
   VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
STATEMENT OF OPERATIONS
-----------------------
    In thousands
                                                                          Year
                                                                         Ended
                                                                       2/29/00
  Investment Income (Loss)
  Interest income                                                 $      3,325
-------------------------------------------------------------------------------
  Expenses
   Investment management                                                   191
   Custody and accounting                                                   98
   Shareholder servicing                                                    64
   Prospectus and shareholder reports                                       20
   Legal and audit                                                          14
   Trustees                                                                  6
   Registration                                                              3
   Miscellaneous                                                             3
-------------------------------------------------------------------------------
   Total expenses                                                          399
   Expenses paid indirectly                                                 (2)
-------------------------------------------------------------------------------
   Net expenses                                                            397
-------------------------------------------------------------------------------
  Net investment income (loss)                                           2,928
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                             (812)
   Futures                                                                  (2)
-------------------------------------------------------------------------------
   Net realized gain (loss)                                               (814)
  Change in net unrealized gain or loss on securities                   (4,330)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                               (5,144)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     (2,216)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                In thousands
                                                          Year
                                                         Ended
                                                       2/29/00       2/28/99
  Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss)                     $   2,928     $   2,519
    Net realized gain (loss)                              (814)          245
    Change in net unrealized gain or loss               (4,330)          258
------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations   (2,216)        3,022
------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                               (2,928)       (2,519)
------------------------------------------------------------------------------
  Capital share transactions *
    Shares sold                                         16,784        20,966
    Distributions reinvested                             2,272         1,991
    Shares redeemed                                    (18,569)      (10,878)
------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                     487        12,079
------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                     (4,657)       12,582
  Beginning of period                                   62,037        49,455
------------------------------------------------------------------------------
  End of period                                      $  57,380     $  62,037
==============================================================================
* Share information
    Shares sold                                          1,593         1,909
    Distributions reinvested                               217           181
    Shares redeemed                                     (1,784)         (993)
------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding               26         1,097

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND
                                                              February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $28,545,000 and $27,842,000, respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund has capital loss carryforwards for federal income tax purposes of $682,000, of which $363,000 expires in 2003 and $319,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$56,319,000. Net unrealized loss aggregated $820,000 at period-end, of which $925,000 related to appreciated investments and $1,745,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $13,000 was payable at February 29, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At Fe bruary 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $61,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $158,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001. In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $122,000 for the year ended February 29, 2000, of which $12,000 was payable at period-end.

================================================================================

T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Georgia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Georgia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen-erall y accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000

================================================================================
T. Rowe Price Georgia Tax-Free Bond Fund
----------------------------------------
    Tax Information (Unaudited) for the Tax Year Ended 2/29/00
    ----------------------------------------------------------

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included $2,912,000 which qualified as exempt-interest dividends.

================================================================================

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F92-050  2/29/00